EXHIBIT 10.65


                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

                                  BY AND AMONG

                          CASTLE DENTAL CENTERS, INC.,
                                  as Borrower,

                     CASTLE DENTAL CENTERS OF FLORIDA, INC.,
                    CASTLE DENTAL CENTERS OF TENNESSEE, INC.,
                      CASTLE DENTAL CENTERS OF TEXAS, INC.,
                                       and
                                  JHCDDS, INC.
                                 as Guarantors,

                           NATIONSBANK OF TEXAS, N.A.,
                                    as Agent,

                                       and

                          THE LENDERS SIGNATORY HERETO


                        Effective as of February 11, 1998

                                       i
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                                TABLE OF CONTENTS

                             ARTICLE I. DEFINITIONS

Section 1.01      TERMS DEFINED ABOVE.........................................................1
Section 1.02      TERMS DEFINED IN CREDIT AGREEMENT...........................................1
Section 1.03      OTHER DEFINITIONAL PROVISIONS...............................................2

                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT


Section 2.01      AMENDMENTS AND SUPPLEMENTS TO DEFINITIONS...................................2
Section 2.02      AMENDMENTS AND SUPPLEMENTS TO ARTICLE VIII .................................3
Section 2.03      AMENDMENTS AND SUPPLEMENTS TO ARTICLE IX....................................3
Section 2.04      AMENDMENTS AND SUPPLEMENTS TO ATTACHMENTS...................................3

                             ARTICLE III. CONDITIONS

Section 3.01      LOAN DOCUMENTS..............................................................4
Section 3.02      CORPORATE PROCEEDINGS OF LOAN PARTIES.......................................4
Section 3.03      REPRESENTATIONS AND WARRANTIES..............................................4
Section 3.04      NO DEFAULT..................................................................4
Section 3.05      NO CHANGE...................................................................5
Section 3.06      SECURITY INSTRUMENTS........................................................5
Section 3.07      OTHER INSTRUMENTS OR DOCUMENTS..............................................5

                            ARTICLE IV. MISCELLANEOUS

Section 4.01      ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT.................5
Section 4.02      RATIFICATION AND AFFIRMATION OF GUARANTY....................................5
Section 4.03      SUCCESSORS AND ASSIGNS......................................................5
Section 4.04      COUNTERPARTS................................................................5
Section 4.05      NUMBER AND GENDER........................... ...............................5
Section 4.06      ENTIRE AGREEMENT............................................................6
Section 4.07      INVALIDITY..................................................................6
Section 4.08      TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS................................6
Section 4.09      NOTICE INFORMATION..........................................................6
Section 4.10      GOVERNING LAW...............................................................6

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT") executed effective as of the 11th day of February, 1998 (the "EFFECTIVE DATE"), is by and among CASTLE DENTAL CENTERS, INC., a Delaware corporation ("BORROWER"), CASTLE DENTAL CENTERS OF FLORIDA, INC., a Florida corporation, CASTLE DENTAL CENTERS OF TENNESSEE, INC., a Tennessee corporation, CASTLE DENTAL CENTERS OF TEXAS, INC., a Texas corporation, and JHCDDS, INC., a Texas corporation (individually, "GUARANTOR", and collectively, "GUARANTORS"); NATIONSBANK OF TEXAS, N.A., a national banking association (in its individual capacity, "NATIONSBANK"), as agent (in such capacity, "AGENT") for each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, "LENDER" and collectively, "LENDERS").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of November 7, 1997 (the "CREDIT AGREEMENT"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of Borrower;

         WHEREAS, Borrower, among other things, has requested that the Lenders increase the Revolving Credit Commitment to $42,500,000 and the Lenders have agreed to such request upon the terms and conditions set forth herein; and

         WHEREAS, the Borrower and Lenders desire to amend the Credit Agreement in the particulars hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                             ARTICLE I. DEFINITIONS

         Section 1.01 TERMS DEFINED ABOVE. As used in this First Amendment, each of the terms "BORROWER", "CREDIT AGREEMENT", "EFFECTIVE DATE", "FIRST AMENDMENT", "GUARANTORS", "NATIONSBANK", and "LENDERS" shall have the meaning assigned to such term hereinabove.

         Section 1.02 TERMS DEFINED IN CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

         Section 1.03 OTHER DEFINITIONAL PROVISIONS.

                  (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

                  (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.

                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

         Borrower, Guarantors, Agent and Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

                  Section 2.01 AMENDMENTS AND SUPPLEMENTS TO DEFINITIONS.

                  (a) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

                  "AGREEMENT" shall mean this Credit Agreement, as amended and supplemented by the First Amendment and as the same may from time to time be further amended or supplemented.

                  "AGGREGATE MAXIMUM REVOLVING CREDIT AMOUNTS" at any time shall equal the sum of the Maximum Revolving Credit Amounts of the Lenders ($42,500,000), as the same may be reduced pursuant to Section 2.03(b) or increased pursuant to Section 2.03(d).

                  (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definition where alphabetically appropriate, which reads in its entirety as follows:

                  "FIRST AMENDMENT" shall mean that certain First Amendment to Credit Agreement dated as of February 11, 1998, by and among the Borrower, Guarantors, Agent and Lenders.

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         Section 2.02 AMENDMENTS AND SUPPLEMENTS TO ARTICLE VIII .

                  (a) Article VIII is hereby supplemented by adding the following new Section 8.11:

                           "Section 8.11 COVENANT TO SWAP INTEREST RATES. The
                  Borrower hereby covenants and agrees that if, at any time, Total Funded Debt exceeds $25,000,000, the Borrower shall, within twenty Business Days after such occurrence, enter into a Hedging Agreement with one of the Lenders, or with another party reasonably acceptable to the Majority Lenders, whereby the Borrower will swap the floating interest rate relating to the amount of Total Funded Debt exceeding $25,000,000 for a fixed interest rate on such amount."

         Section 2.03 AMENDMENTS AND SUPPLEMENTS TO ARTICLE IX.

                  (a) Section 9.03(g)(ii) of the Credit Agreement is hereby amended by deleting the phrase "prior written approval of the Agent" in the 7th line thereof, and inserting the phrase "prior written approval of the Majority Lenders" in lieu thereof.

                  (b) Section 9.15 of the Credit Agreement is hereby amended by deleting the phrase "Agent" and inserting the phrase "Majority Lenders" in lieu thereof.

                  (c) Article IX is hereby supplemented by adding the following new Section 9.22:

                           "Section 9.22 RATIO OF TOTAL FUNDED DEBT TO EBITDA.
                  The Borrower will not permit its ratio of Total Funded Debt to EBITDA as of the end of any fiscal quarter to be greater than
                  4.0 to 1.0."

         Section 2.04 AMENDMENTS AND SUPPLEMENTS TO ATTACHMENTS.

                  (a) ANNEX I to the Credit Agreement is hereby replaced with ANNEX I attached hereto. Accordingly, all references in the Credit Agreement to ANNEX I shall be deemed to be references to ANNEX I attached to this First Amendment.

                  (b) SCHEDULE 7.14 to the Credit Agreement is hereby replaced with SCHEDULE 7.14 attached hereto. Accordingly, all references in the Credit Agreement to SCHEDULE 7.14 shall be deemed to be references to
         SCHEDULE 7.14 attached to this First Amendment.

                             ARTICLE III. CONDITIONS

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         The enforceability of this First Amendment against the Agent and the
Lenders is subject to the satisfaction of the following conditions precedent:

         Section 3.01 LOAN DOCUMENTS. The Agent shall have received the following:

                  (a) multiple original counterparts, as requested by the Agent, of this First Amendment, executed and delivered by a duly authorized officer of the Borrower, Guarantors, Agent, and each Lender, as applicable;

                  (b) replacement Notes, duly completed and executed by the Borrower; and

                  (c) a favorable written opinion of Bracewell & Patterson, L.L.P., counsel to the Borrower and the Guarantors, in form and substance satisfactory to the Agent, as to such matters incident to the transactions herein contemplated as the Agent may reasonably request.

         Section 3.02 CORPORATE PROCEEDINGS OF LOAN PARTIES. The Agent shall have received multiple copies, as requested by the Agent, of the resolutions, in form and substance reasonably satisfactory to the Agent, of the Boards of Directors of the Borrower and the Guarantors, authorizing the execution, delivery and performance of this First Amendment and the replacement Notes, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of the Borrower or the Guarantors, as applicable, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consents or at meetings of the Boards of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the respective articles of incorporation and bylaws of the Borrower and the Guarantors have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the Borrower or the Guarantors, as applicable, executing this First Amendment and the replacement Notes.

         Section 3.03 REPRESENTATIONS AND WARRANTIES. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Credit Agreement and the Security Instruments shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date (except to the extent such representations and warranties are expressly limited to an earlier date).

         Section 3.04 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

         Section 3.05 NO CHANGE. No event shall have occurred since June 30, 1997, which, in the reasonable opinion of the Lenders, could have a Material Adverse Effect.

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         Section 3.06 SECURITY INSTRUMENTS. All of the Security Instruments
shall be in full force and effect and provide to the Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

         Section 3.07 OTHER INSTRUMENTS OR DOCUMENTS. The Agent or any Lender or counsel to the Agent shall receive such other instruments or documents as they may reasonably request.

                            ARTICLE IV. MISCELLANEOUS

         Section 4.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. Each of the Borrower, the Guarantors, the Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

         Section 4.02 RATIFICATION AND AFFIRMATION OF GUARANTY. Each of the Guarantors hereby expressly (i) acknowledges the terms of this First Amendment, including the increase in the amount of Aggregate Maximum Revolving Credit Amounts to $42,500,000, (ii) ratifies and affirms its obligations under its Guaranty Agreement dated as of November 7, 1997, in favor of the Agent and the Lenders, as amended, supplemented or otherwise modified, (iii) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that said Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

         Section 4.03 SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

         Section 4.04 COUNTERPARTS. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Guarantors, the Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.

         Section 4.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular

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or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

         Section 4.06 ENTIRE AGREEMENT. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

         Section 4.07 INVALIDITY. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

                  Section 4.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

         Section 4.09 NOTICE INFORMATION. The information for notices and other communications pursuant to Section 12.02 of the Credit Agreement for each of Bank Boston, N.A. and AmSouth Bank is specified below its name on the signature pages hereof.

         Section 4.10 GOVERNING LAW. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

         THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS SUPPLEMENTED AND AMENDED HEREBY, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES BEGIN ON NEXT PAGE]

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                               CASTLE DENTAL CENTERS, INC.


                                        By:
                                        Name:
                                        Title:


GUARANTORS:                             CASTLE DENTAL CENTERS OF FLORIDA, INC.


                                        By:
                                        Name:
                                        Title:


                                        CASTLE DENTAL CENTERS OF TENNESSEE, INC.


                                        By:
                                        Name:
                                        Title:


                                        CASTLE DENTAL CENTERS OF TEXAS, INC.


                                        By:
                                        Name:
                                        Title:


                                        JHCDDS, INC.

                                        By:
                                        Name:
                                        Title:

LENDER AND AGENT:                       NATIONSBANK OF TEXAS, N.A.


                                        By:
                                        Margaret H. Barradas
                                        Senior Vice President






LENDERS:                                THE SUMITOMO BANK, LIMITED


                                        By:
                                        Richard Menchaca
                                        Vice President


                                        By:
                                        Bruce Portillo
                                        Vice President & Manager

                       BANKBOSTON, N.A.

                       By:
                            Walter J. Marullo
                            Vice President

                       Lending Office for Base Rate Loans and Eurodollar Loans:

                       100 Federal Street
                       Boston, Massachusetts 02110


                       Address for Notices:

                       100 Federal Street
                       Boston, Massachusetts 02110
                       Telecopier No.: (617) 434-0819
                       Telephone No.:  (617) 434-2308
                       Attention: Walter Marullo

                       AMSOUTH BANK


                       By:
                           Shannon O. Clark
                           Assistant Vice President


                       Lending Office for Base Rate Loans and Eurodollar Loans:

                       1900 Fifth Avenue North, SONAT -7th Floor
                       Birmingham, Alabama 35288



                       Address for Notices:

                       P.O. Box 11007
                       1900 Fifth Avenue North, SONAT -7th Floor
                       Birmingham, Alabama 35288
                       Telecopier No.: (205) 326-4790
                       Telephone No.: (205) 581-7450
                       Attention: Shannon O. Clark

                                     ANNEX I

                 MAXIMUM REVOLVING CREDIT AMOUNTS AND TERM LOANS

                                                           MAXIMUM REVOLVING
NAME OF LENDER                        PERCENTAGE SHARE       CREDIT AMOUNT       TERM LOAN
----------------------------------    ----------------     -----------------    -----------
NationsBank of Texas, N.A ........               35.29%    $      15,000,000    $ 1,058,700
The Sumitomo Bank, Limited .......               23.53%    $      10,000,000    $   705,900
BankBoston, N.A ..................               23.53%    $      10,000,000    $   705,900
AmSouth Bank .....................               17.65%    $       7,500,000    $   529,500
                                      ================     =================    ===========
            Total ................              100.00%    $      42,500,000    $ 3,000,000

                                    Annex I-1

                                  SCHEDULE 7.14

               Subsidiaries and their principal place of business
                           and chief executive office



Castle Dental Centers of Florida, Inc.
c/o/ Castle Dental Centers, Inc.
1360 Post Oak Boulevard, Suite 1300
Houston, Texas 77056

Castle Dental Centers of Tennessee, Inc.
c/o/ Castle Dental Centers, Inc.
1360 Post Oak Boulevard, Suite 1300
Houston, Texas 77056

Castle Dental Centers of Texas, Inc.
c/o/ Castle Dental Centers, Inc.
1360 Post Oak Boulevard, Suite 1300
Houston, Texas 77056

JHCDDS, Inc.
c/o/ Castle Dental Centers, Inc.
1360 Post Oak Boulevard, Suite 1300
Houston, Texas 77056

                                    Annex I-2